SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
March 18, 2013

BRAEDEN VALLEY MINES INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
 (State or Other Jurisdiction of Incorporation)

001-34212                       26-3257291
         (Commission File Number)     (I.R.S. Employer Identification No.)

Bella Vista, Calle Gracia, Casa 19A, Panama City, Panama
(Address of Principal Executive Offices)      (Zip Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 18, 2013, the Board of Directors of Braeden Valley Mines Inc. (the “Registrant”) dismissed Sadler, Gibb & Associates LLC, as its independent registered public account firm. On the same date, March 18, 2013, the accounting firm of Goldman Accounting Services CPA, PLLC was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of Sadler, Gibb & Associates LLC and the engagement of Goldman Accounting Services CPA, PLLC as its independent auditor. None of the reports of Sadler, Gibb & Associates LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, preceding the dismissal of Sadler, Gibb & Associates LLC, there were no disagreements with Sadler, Gibb & Associates LLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Sadler, Gibb & Associates LLC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

On March 18, 2013, the registrant engaged Goldman Accounting Services CPA, PLLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Goldman Accounting Services, CPA, PLLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

(a)(3) The Registrant has provided Sadler, Gibb & Associates LLC, prior to the time of the filing of this Form 8-K with a copy of the disclosures made herein. The Registrant requested Sadler, Gibb & Associates LLC to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

16.1 Letter from Sadler, Gibb & Associates LLC dated April 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEDEN VALLEY MINES INC.

Date: April 12, 2013	By:	/s/ Ron Erickson
	Name:	Ron Erickson
	Title:	President